EXHIBIT 99.1

RALPH LAUREN CORPORATION TO CREATE AN OFFICE OF THE CHAIRMAN

Roger Farah to Become Executive Vice Chairman

Jackwyn Nemerov to be Appointed President and Chief Operating Officer

Christopher Peterson to be Named Executive Vice President, Chief Administrative Officer and Chief Financial Officer

New York – September 18, 2013 – Ralph Lauren Corporation (NYSE: RL) (the “Company”) today announced plans to introduce changes to its leadership team and to create an Office of the Chairman, led by Ralph Lauren, Chairman and Chief Executive Officer (CEO) of the Company, and including Roger Farah, Jackwyn Nemerov and Christopher Peterson.  Roger Farah, currently President and Chief Operating Officer (COO), will become Executive Vice Chairman.  Jackwyn Nemerov, currently Executive Vice President (EVP), will become President and COO. Christopher Peterson, currently Senior Vice President (SVP) and Chief Financial Officer (CFO), will become Executive Vice President and Chief Administrative Officer (CAO) in addition to his role as CFO. The Office of the Chairman is being created to enhance the Company’s ability to support the growth of the business in an increasingly complex global environment and capitalize on new business opportunities.  Mr. Farah, Ms. Nemerov and Mr. Peterson will report directly to Mr. Lauren. The changes will be effective as of November 1, 2013, allowing for a smooth transition period.

“This is the right team to take this Company forward and the right time to be making these changes,” said Ralph Lauren. “I chose Jacki and Chris to work alongside me because their outstanding leadership skills, unrelenting focus on performance and broad, global experience will improve our ability to take advantage of the tremendous opportunities ahead. Jacki is a deeply experienced merchant and business leader, with profound knowledge of all facets of this Company and brand. Chris is a world-class executive who has impressed me immensely with his ability to rapidly assimilate into Ralph Lauren and command the respect of the organization. They will work with Roger and me as partners to shape the future of the Company.

“Over the past thirteen years, Roger has played a critical role in driving the Company forward and has presided over an unprecedented era of growth and accomplishment,” added Mr. Lauren. “His leadership, strategic guidance and friendship have been invaluable to me and the entire Company, and his impact on the Company has been extraordinary.  Roger’s transition to Executive Vice Chairman will allow him to focus more specifically on business development and strategic initiatives while Jacki and Chris work with me to run the day-to-day business.”

“I am extremely proud of this Company and the incredible success it has achieved,” said Roger Farah. “Shepherding the growth and development of Ralph Lauren has been an incredible professional accomplishment, and I am very excited about the opportunities that lie ahead. We have made tremendous progress in recent years by expanding into new markets, growing our global luxury presence, improving our direct-to-consumer reach and innovating in new product categories, but there is more to do. This is the optimal structure to take the Company through the next phase of growth and to support the continued global expansion of the business.”

In his new role, which reduces his time commitment to the business, Mr. Farah will be responsible for engaging in strategic projects and business development, as well as advising the Chairman and mentoring and counseling the management team. Mr. Farah joined Ralph Lauren from Venator Group, Inc. in 2000, where he served as Chairman and CEO from 1994 to 2000, and was previously President and COO of Macy’s Inc. and Chairman and CEO of Federated Merchandising Services and Rich’s Department Stores, respectively. Mr. Farah joined the Company’s Board of Directors in 2000.

Jackwyn Nemerov, in her new capacity as President and COO, will be responsible for global merchandising, manufacturing and supply chain operations as well as the Company’s retail, wholesale and licensing businesses worldwide.  Ms. Nemerov has most recently served as Executive Vice President of Wholesale Apparel, Home, Accessories and Footwear, Product Licensing, Merchandising, Global Sourcing and Supply Chain, she has been responsible for the management of all men's, women's and children's wholesale brands, licensed apparel and accessories and manufacturing.  Ms. Nemerov joined the Company in 2004 and has been a member of the Board of Directors since 2007.  Prior to joining the Company, she served in various executive capacities at Jones Apparel Group for 17 years, including President and COO.

Christopher Peterson, in his new capacity as EVP and CAO, will oversee legal, corporate facilities, global real estate, and corporate services and will also continue in his role as CFO to lead the global finance and information technology organizations, including financial planning and analysis, accounting, tax, treasury and investor relations.  Mr. Peterson has been SVP and CFO of the Company since September 2012.  Before joining Ralph Lauren, Mr. Peterson spent 20 years at The Procter & Gamble Company in several senior corporate and operational roles. Most recently, he was CFO of its Global Household Care division.

ABOUT RALPH LAUREN
Ralph Lauren Corporation (NYSE: RL) is a leader in the design, marketing and distribution of premium lifestyle products in four categories: apparel, home, accessories and fragrances. For more than 46 years, Ralph Lauren's reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company's brand names, which include Polo by Ralph Lauren, Ralph Lauren Purple Label, Ralph Lauren Collection, Black Label, Blue Label, Lauren by Ralph Lauren, RRL, RLX, Ralph Lauren Childrenswear, Denim & Supply Ralph Lauren, Chaps and Club Monaco, constitute one of the world's most widely recognized families of consumer brands. For more information, go to http://investor.ralphlauren.com.

This press release and oral statements made from time to time by representatives of the Company contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company's future results and financial condition, revenues, store openings, margins, expenses and earnings and are indicated by words or phrases such as "anticipate," "estimate," "expect," "project," "we believe" and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company's expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel; the impact of global economic conditions and domestic and foreign currency fluctuations on the Company, the global economy and the consumer marketplace and our ability to access sources of liquidity; our ability to successfully implement our anticipated growth strategies, to continue to expand or grow our business and capitalize on our repositioning initiatives in certain merchandise categories; changes in our effective tax rates or credit profile and ratings within the financial community; our ability to secure the technology facilities and systems used by the Company and those of third party service providers from, among other things, cybersecurity breaches, acts of vandalism, computer viruses or similar events; changes in the competitive marketplace and in our commercial relationships; risks associated with changes in social, political, economic and other conditions affecting foreign operations or sourcing (including tariffs and trade controls, raw materials prices and labor costs); risks associated with our international operations, such as violations of laws prohibiting improper payments and the burdens of complying with a variety of foreign laws and regulations, including tax laws; risks arising out of litigation or trademark conflicts; our ability to continue to maintain our brand image and reputation; the potential impact on our operations and customers resulting from natural or man-made disasters; and other risk factors identified in the Company's Annual Report on Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Ralph Lauren Corporation
Investor Relations
James Hurley, 212-813-7862
or
Corporate Communications
Winnie Lerner, 212-583-2262